SUPPLEMENT DATED FEBRUARY 27, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

MID-CAP EQUITY PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Mid-Cap Equity Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is updated to add the following:

Jason J. Votruba, CFA, Co-Portfolio Manager	Since 2013